UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 18, 2016

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.07  SUMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SIGNATURE

ITEM 5.07

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Salem Media Group, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders on May 18, 2016.  The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal # 1 – Election of Directors:

Each of the nine (9) nominees for directors was elected to serve a one (1) year term expiring at the Company’s 2017 Annual Meeting of Stockholders or until his successor is elected and qualified.

Name	Class A Votes For	Class B Votes For*	Total Votes For	Votes Against	Abstain	Broker Non-Votes
Mr. Stuart W. Epperson	15,134,546	55,536,960	70,671,506	686,162	32,069	0
Mr. Edward G. Atsinger III	15,128,149	55,536,960	70,665,109	692,456	32,172	0
Mr. Roland S. Hinz	14,026,524	N/A	14,026,524	1,795,600	30,653	0
Mr. Richard A. Riddle	15,459,586	N/A	15,459,586	361,433	31,758	0
Mr. Jonathan Venverloh	15,466,024	55,536,960	71,002,984	352,540	34,213	0
Mr. James Keet Lewis	15,462,165	55,536,960	70,999,125	356,360	34,252	0
Mr. Eric H. Halvorson	14,023,618	55,536,960	69,560,578	1,798,560	30,599	0
Mr. Edward C. Atsinger	15,137,096	55,536,960	70,674,056	685,751	29,930	0
Mr. Stuart W. Epperson Jr.	15,142,986	55,536,960	70,679,946	680,668	29,123	0

*Each share of Class B common stock is entitled to ten (10) votes per share.  The numbers reflected in the table above represent the total voting power of the Class B shares (i.e. each share entitled to ten (10) votes).

Mr. Richard A. Riddle and Mr. Roland S. Hinz were nominated by the Board of Directors as ‘independent directors’ for whom the holders of Class A common stock are entitled to vote as a class, exclusive of the holders of Class B common stock.

Each of the other seven (7) nominees are to be elected by the holders of Class A and Class B common stock voting as a single class, with each share of Class A common stock entitled to one (1) vote per share and each share of Class B common stock entitled to ten (10) votes per share.

Proposal # 2 – Advisory  (Non-Binding) Vote to Approve Executive Compensation As Disclosed Pursuant to Item 402 of Regulation S-K

The advisory vote to approve the Company’s executive compensation was approved.

For:	68,697,067*
Against:	2,606,609
Abstain:	86,061
Broker Non-Votes:	0

*Each share of Class B common stock is entitled to ten (10) votes per share.  The numbers reflected in the “For” column of the table above represent the total voting power of the Class B shares (i.e. each share entitled to ten (10) votes).  No Class B shares were voted against the proposal or abstained from the vote.

No other matters were submitted for stockholder action at the 2016 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: May 19, 2016	By:/s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Senior Vice President, General Counsel and Secretary